AMENDMENT NO. 15
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          This Amendment No. 15 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”) amends, effective October 25, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to add Investor Class Shares to Invesco Municipal Income Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 25, 2012.

By:	/z/ John M. Zerr

Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Tax-Exempt Cash Fund	Class A Shares
Class Y Shares
Investor Class Shares

Invesco Tax-Free Intermediate Fund	Class A Shares
Class A2 Shares
Class R5 Shares
Class Y Shares

Invesco High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares

Invesco Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares

Invesco New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares”